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Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4), 200.83
              and 240.24b-2

                        Omitted portions have been filed separately with the SEC

                                                                   Exhibit 10.27


                                 MP3.com, Inc.
                               4790 Eastgate Mall
                               San Diego, CA 92121

                                November 14, 2000

UMG Recordings, Inc.
2220 Colorado Avenue
Santa Monica, CA 90404

Gentlepersons:

This letter, when and if fully executed, will set forth the terms of the license agreement between UMG Recordings, Inc. ("Universal" or "Company") and MP3.com, Inc. ("MP3", "us" or "we"), with respect to Universal licensing certain rights to MP3 on the following terms:

1.      DEFINITIONS:

        a) "Adjusted Gross Revenues": All gross sums actually received by MP3, or credited against a prior advance, in the form of:

                i) sums paid by or on behalf of Locker Owners in connection with accessing MyMP3 or any Lockers, including, for the avoidance of doubt and without limitation, all subscription fees, registration fees, access fees, storage fees, password fees or other remuneration paid to or for the benefit of MP3, in order to enable a Locker Owner to access Lockers or otherwise use MyMP3, less actual, out-of-pocket amounts (not to exceed [***] paid by or on behalf of Locker Owners) paid to third parties who are carriers furnishing telephone or other communications services or other similarly-situated third parties entitled to a percentage of gross sums for providing Locker Owners with access to MyMP3;

                ii) sums paid by or on behalf of third parties for sponsorship of Lockers or for the right to include advertising specifically in Lockers, less actual, out-of-pocket amounts paid to advertising agencies (not to exceed [***] paid by or on behalf of third parties) in connection with such sponsorship or advertising revenues;

                iii) sums paid by or on behalf of third parties in the form of e-commerce bounties, referral fees or affiliate program fees resulting from Links within My.MP3 to any other point of presence on the Internet (as herein defined);

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                iv)     sums paid by or on behalf of third parties in respect of
                        the sale of products or services from any Web Page that is part of MyMP3 (including any Locker) (less only MP3's actual, out-of-pocket costs of goods sold, shipping and handling, sales taxes and third party participations); and

                v) any other sums directly attributable to MyMP3 net of any third party costs directly related thereto.

                vi) It is understood that MP3 sells certain advertising which appears simultaneously on Web Pages that are part of MyMP3 and Web Pages that are not part of MyMP3 but are otherwise part of the MP3 Site ("Site Advertising"). So long as such Site Advertising does not occupy [***] of Web Pages that are part of MyMP3 and which masthead and footer (or such other areas), in the aggregate, occupy no more than [***] of the total area of a Web Page which is part of MyMp3, no portion of the sums received from the sale of such Site Advertising shall be included in Adjusted Gross Revenues hereunder. To the extent that Site Advertising does exceed the limits described in the preceding sentence, revenues from such excess Site Advertising shall be subject to inclusion in Adjusted Gross Revenues as described in subparagraph 1(a)(ii) above. Notwithstanding anything to the contrary, it is agreed that any monies specifically attributable to access by Locker Owners to a particular service within MyMP3 in respect of which Persons pay additional, incremental consideration in order to access such service or the recorded content provided thereby, none of which recorded content is [***] (e.g., MP3's existing classical music subscription service as presently structured) shall not be included in the calculation of Adjusted Gross Revenues.

                vii) Further notwithstanding anything to the contrary, it is agreed that any monies received for or in connection with end users accessing a specific subscription, download or other service which offers content [***] shall be included in the calculation of Adjusted Gross Revenues only after deduction of any license fees or other amounts payable to any such entity in connection with such service. It is understood that nothing contained in this agreement permits MP3 to establish any service using Company Recordings other than as specifically set forth herein.

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                viii)   If revenues are paid to or received by MP3 in the form
                        of advertising inventory or other services, products or any thing of value received in lieu of cash consideration (i.e., trade or barter), the fair market value of any such inventory, products or services or any thing of value shall be included in the calculation of Adjusted Gross Revenues.

                ix) Adjusted Gross Revenues shall not be reduced by any amounts [***].

        b)      [***]

        c) "Affiliate": Any corporation or other person or entity controlling, or controlled by, or under common control with a party or Person, as the case may be, and any joint ventures in which any of the foregoing participate.

        d) "Artist": A recording artist, record producer, or other third party entitled to a royalty or other participation in revenues derived from the exploitation of Company Recordings ("Record Revenue Participation"). Artists shall not include Persons in the capacity of songwriters or music publishers, including any third party to the extent same is entitled to a royalty or other participation in revenues derived from Compositions or other literary, dramatic or other works other than audio Recordings embodied in Company Recordings ("Publishing Revenue Participation"). To the extent any of said Persons also are entitled to a Record Revenue Participation in their capacity as a performer, producer or otherwise, then said Person will be an Artist but only to the extent such Person's Record Revenue Participation is concerned and not insofar as such Person's Publishing Revenue Participation is concerned.

        e) "Beam It": means the system currently utilized by MP3 (and any future enhancements thereto in accordance with this Agreement), pursuant to which a Locker Owner can place a pre-owned Phonograph Record into a computer CD-ROM drive, MP3's proprietary software verifies the existence and identity of such Phonograph Record and, upon completion of such

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                verification, the Recordings embodied in such Phonograph Record are automatically added to the Locker Owner's Title List. In the event that a technology is available hereafter during the Term which enables the Beam It system with commercially reasonable reliability to identify and distinguish separate Phonograph Record copies of the same Company Album from one another, MP3 shall adopt such system so as to not allow the same Phonograph Record copy to be used to add Company Recordings to multiple Lockers or to allow an unauthorized copy of a Company Album (e.g., a CD-R copy) to be used to add Company Recordings to Lockers; provided such technology (i) does not permit the rejection of misidentified Company Albums so that two copies of the same Company Album are incorrectly identified as the same copy and the second is rejected; (ii) does not materially increase the time required for the Beam It system to add Recordings to a Locker Owner's Title List with the result that implementation of such technology would render the user experience materially inferior to that experience available without such technology; and (iii) there is no more than a di minimus cost (relative to the costs of operation of MyMP3) to MP3 to employ such technology. The Parties acknowledge and agree that MP3's Beam It service shall (A) require each Locker Owner to place a physical Record in his or her computer and (B) MP3's Beam It service shall be required to confirm that such Record was a Company Record before making available to such Locker Owner the sound recordings on such Company Record. Locker Owners shall be prohibited from actually uploading or saving any Company Recordings on MP3's service (i.e., all "uploads" of Company Recordings must be virtual).

        f) "Company Album": A long-playing Phonograph Record, as said term presently is understood in the United States recording industry, which is or was at any time (before or during the Term) listed in [***] active product catalog in the United States and available as a CD or DVD Audio, in respect of which Company or such U.S. based record labels has [***].

        g) "Company Master": the Recordings embodied in a Company Album or other Record which is or was at any time (before or during the Term) listed in [***] active product catalog in the United States, in respect of which Company or such U.S. based record labels has [***]

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        [***]

        h) "Company Recordings": All Company Albums and Company Masters. Upon MP3's written request for an up-to-date list of Company Recordings, but no more often than once per quarter during the Term, Company shall have the option of providing MP3 with up-to-date lists of Company Recordings in Company's catalog or a list of Company Recordings released since the previous update Company provided to MP3..

                i) In the event (A) there is a written, contractual prohibition on Company's right to grant rights to a particular Company Recording herein; and/or (B) Company requires that a Company Recording or any of the elements related thereto as described in paragraph 2(a)(iii) below (the "Elements") be excluded from the license herein because Company has a good faith concern (e.g., as a result of the threat or commencement of any legal action by a third party) that (i) Company lacks the right to license such Company Recording or Elements as contemplated herein, or (ii) such Company Recording or Elements infringe upon the rights of any Person, Company shall so notify MP3 in writing identifying the reason for such notice, and MP3's sole obligation shall be to remove said Company Recording or Elements, as applicable, from MyMP3 as soon as possible, but no later than five (5) business days after receipt of such notice unless and until such time as Company shall be able to grant such rights (which Company shall so inform MP3 as soon as possible) or MP3 separately can secure such rights. Company shall only have the right to send the notice described in the preceding sentence if it concurrently ceases all other exploitations of the applicable Recordings or Elements either generally or with respect to all Locker usages, as applicable. It is understood that, in certain instances, the limitations under (A) or (B) above shall apply only to certain portions of the Territory or areas of the World outside the Territory, and that in such instances MP3's obligation hereunder shall be to remove the applicable Company Recordings or Elements from access to the applicable portions of the Territory or areas of the World outside the Territory. MP3 shall at all times indemnify and hold harmless Company and its Affiliates from and against any and all claims, losses, damages, liabilities, costs and expenses, including, without limitation, legal expenses and reasonable counsel fees, arising out of any claims based upon uses by MP3 of Company Records outside of the Territory, in excess of sums paid by MP3 to Company hereunder in respect of any use of such Company Recordings outside of the Territory.

                ii)     Company Recordings shall not include [***]

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[***]

                iii) Company Recordings also shall not include either (i) Recordings owned or controlled by any Person which is not an Affiliate of Company and which acquires all or substantially all of Company's stock or assets and/or
                        (ii) Recordings owned or controlled by any Person who is not an Affiliate of Company with which Company merges or otherwise combines with Company (each such event, a "Merger"). Notwithstanding the foregoing, if as a result of a Merger, Company or an Affiliate transfers any of its rights in and to a Company Recording to any third party (a "Successor Label"), such Company Recording shall continue to be deemed to be a Company Recording. In addition, if as a direct result of such Merger, any of the [***] (the "Relevant Labels") is merged or combined with a record label that is not as of the date of such Merger wholly owned or controlled by Company (a "Combined Label"), then, if the Combined Label [***] the Parties shall endeavor to determine in good faith (taking into account the license arrangement between MP3.com and the other record label) the percentage of new Recordings released by such Combined Label to be deemed to be Company Recordings so that MP3's right to add new Recordings to Title Lists throughout the Term is not materially affected by the Merger (the "Percentage"). If the parties are unable to agree to the Percentage within sixty (60) days of the commencement of such meetings, either party may initiate binding arbitration in Los Angeles California under the rules of the American Arbitration Association and the laws of California, before a mutually agreed arbitrator. The result of any such arbitration shall be binding upon the parties. Each party shall bear its own expenses incurred in connection with such arbitration. No arbitrator shall be an employee of, or advisor to, either party (or any Affiliate of such party). The subject matter of any such meetings, mediation or arbitration shall be

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                        limited solely to the Percentage and no other matters
                        whatsoever.

        i) "Company Shelf" means [***]. The Company shall have the right in its sole, unrestricted discretion (i) to design and customize the Company Shelf (with any such artwork, graphics, photographs, colors and other materials desirable to the Company), (ii) to program all Web Pages of the Company Shelf with content and information and (iii) to include on the Company Shelf hyperlinks to any Web Site selected by the Company. MP3 [***]. As soon as practicable after the date hereof, MP3 shall provide the Company with [***] to access each Locker's Company Shelf to make changes thereto; provided, that until such time as [***] are available, MP3 shall make [***] as Company shall direct in each instance. The size of the Company Shelf shall not exceed [***] The Company shall be entitled to post on the Company Shelf (or post hyperlinks to) [***]; provided, that MP3 shall respect all usage rules set by the Company with respect to, and shall utilize technology designated by the Company for [***]. MP3 shall not be required to incur any expense in compliance with usage rules not otherwise applicable to the Streaming of Company Recordings hereunder or not otherwise applicable to the operation of the MP3 Web Site in the ordinary course of its business.

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                MP3 will not itself give Locker Owners the right or ability to
                [***]. The Parties agree to work together to develop the features of the Company Shelf and to enhance the marketing and promotional benefits afforded by the Company Shelf.

        j) "Composition" - a single musical composition, irrespective of length, including all spoken words and bridging passages and including a medley.

        k) "Download" or Downloading" - a media delivery method whereby [***]. The fact that a file [***], does not constitute Downloading for purposes hereof. The fact that a person is [***] which shall have been Streamed by MP3 in accordance with this agreement shall not deem such Steaming to have resulted in a Download so long as MP3 shall at all times use [***] of Streams of Company Recordings, consistent with industry standards employed for such purposes, and is otherwise complying with the terms hereof including, for the avoidance of doubt and without limitation, paragraph 12 below and Exhibits A and B annexed hereto.

        l) "Electronic Digital Copy" - a copy of a Recording in a digital format.

        m) "The Fraction": "The Fraction": A fraction, the numerator of which is [***], and the denominator of which is the [***]

        n) "Home Page" - the individual Web Page of a Web Site intended by the Person maintaining the Web Site concerned to be the first Web Page viewed by new end-users the first time they access such Web Site.

        o) "Instant Listen": A system described more particularly on Exhibit A annexed hereto the purpose of which is to enable a Locker Owner to add to that Locker Owner's Title List any Company Recordings embodied on a Company Album at the time such new (not used) Company Album is purchased from a bona fide on-line retailer at a customary retail price; provided that for Phonograph Records that are to be delivered to a Locker

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                Owner in a tangible medium (e.g., a CD) via use of a third party delivery company (e.g., Federal Express), [***]. It is agreed that a Company Album shall not be available for access by a Locker Owner, even if same may be purchased from an on-line retailer until [***]. MP3 shall use its best commercially reasonable efforts to require that all such retailers remove from a Locker Owner's Title List any Company Recordings embodied on a Company Album that the Locker Owner (or a Person acting on behalf of such Locker Owner) returns to the applicable retailer. MP3 agrees that it shall not make the Instant Listen feature available to on-line retailers for use in respect of such a retailer's sale of [***].

        p) "Internet": A medium consisting of wired or wireless electronic or electromagnetic networks (including without limitation, fiber optic, microwave, twisted-pair copper wires, coaxial cable, satellite, wireless transmission, cellular networks, and combinations thereof) and collections thereof now or hereafter existing, wherever, located, for the transmission from a distant location of digital data (e.g., text, information, graphics, audio, video, or combination of the foregoing), through the use of any protocols or standards now known or hereafter devised (including without limitation, Transmission Control Protocol/Internet Protocol ["TCP/IP"] and subsequent extensions or modifications thereof) from or to electronic devices (e.g., computers [mainframe, desktop, laptop, handheld, etc.], set-top boxes, cable modems, handheld devices, cell phones, televisions, etc.) capable of transmitting or receiving digital data or digital information, irrespective of whether such networks are open or proprietary, public or private, or whether a fee is charged or a subscription or membership is required in order to access such networks. "Internet" also includes without limitation the computer network comprising inter-connected networks commonly referred to as the "Internet" and the "World Wide Web." Notwithstanding anything to the contrary contained in the foregoing, "Internet" shall not include [***]. The fact that a medium also delivers [***] shall not preclude such medium from being deemed the "Internet," so long as the medium itself is generally [***].

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        q)      "Link" - an embedded icon, object, graphic or text within a Web
                Page that consists of a hypertext pointer to the URL of another Web Page.

        r) "Locker": The Web Pages within MyMP3 in which each Locker Owner's Title List is maintained and Recordings may be accessed by such Locker Owner. A Locker may be accessed by a Locker Owner only after correctly entering the password assigned to such Locker Owner in accordance with the procedures described in Exhibit A to this agreement.

        s)      "Locker Owner": an individual end-user who:

                i) has registered for and has been assigned by MP3 a unique "account" for access to MyMP3 (a "User Account");

                ii) has had a unique password approved by MP3 in respect of each User Account, which must be correctly entered prior to the commencement of any session during which such end-user is permitted to access MyMP3 (i.e., Persons that do not have such a unique password cannot access MyMP3.

        t) "Mechanical Royalties" - royalties payable to any Person for the right to reproduce and distribute copyrighted Compositions, literary works and other similar copyrighted materials embodied in a phonorecord, other than sound recording copyrights, on Phonograph Records.

        u) "MP3 Site" - the Web Site created, maintained and hosted by MP3, the Home Page of which is currently located at and accessed via the URL "www.mp3.com". Except with respect to co-branded versions of MyMP3, it is agreed that there will only be [***].

        v) "MyMP3": MP3's proprietary service, currently accessed via the URL "www.MyMP3.com" [***] on the MP3 Site, under which a Locker Owner can establish and maintain a Title List, together with other interactive features, which can be accessed and used by such Locker Owner, all as described subject to the limitations set forth elsewhere in this Agreement including in the specifications attached hereto as Exhibit A.

        w)      [***]

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                [***].

        x) "Person": any natural person, legal entity, or other organized group of persons or entities. (All pronouns, whether personal or impersonal, which refer to Persons include natural persons and other Persons.)

        y) A "Phonograph Record" is a Record as embodied by the manufacturer and/or distributor in a physical, audio-only Record configuration (e.g., vinyl LP's, cassettes and compact discs).

        z) "Record": Any and all forms of reproductions, transmissions or communications of audio Recordings (e.g., Albums, singles, etc.), now or hereafter known, manufactured, distributed, transmitted or communicated primarily for home use, school use, juke box use, or use in means of transportation.

        aa)     "Record Labels" means [***].

        bb) "Recording": every recording of sound, not coupled with a visual image, by any method and on any substance or material, or in any other form or format,

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                whether now or hereafter known, which is used or useful in the recording, production and/or manufacture of Records.

        cc) "Company Site" - the primary Web Site created, hosted and maintained by Company for the promotion of Company Recordings on the Internet, the Home Page of which is currently located at and accessible via the URL "www.umusic.com", and all Web Pages comprising such Web Site.

        dd) (A) "Stream" - a digital transmission of a Recording in compressed form solely by means of the Internet that (i) is [***] and (ii) does not [***].

        ee) "Title List(s)": The specific Recordings accessible from within an individual Locker. Multiple listings of the same Recording within an individual Locker, as in the case of different groupings or organizations of those Recordings selected by a Locker Owner (e.g., separate playlists within a Locker derived from a Title List, such as a particular arrangement of music for listening while the Locker Owner is exercising) for that reason alone shall not be deemed separate Title Lists for purposes hereof.

        ff) "Web Page" - a document that is either (a) written in HTML (i.e., Hypertext Markup Language), or another industry standard mark-up language, that is made available for viewing by end users at a single URL or domain name via the World Wide Web portion of the Internet by server software using HTTP (i.e., Hypertext Transfer Protocol) to effectuate data transmission (or server software using any other generally accepted protocols utilized to effectuate data transmissions via the World Wide Web portion of the Internet); or (b) written in any computer programming language other than HTML, that is intended to be accessible, directly or indirectly, simultaneously to end users throughout the world via a computer or any other electronic device on any public data network that uses Transmission Control Protocol/Internet Protocol (i.e., TCP/IP) or Wireless Application Protocol (i.e., WAP) to effectuate data transmission (or any other generally accepted protocols utilized to effectuate data transmissions via public data networks). For purposes of the preceding sentence, only, the requirement that end users pay a subscription fee or other charge in consideration of accessing a data network shall not, by that reason alone, mean that such data network is not a public data network.

        gg) "Web Site" - a collection of Web Pages with a common theme or subject matter which are (a) organized hierarchically, (b) owned, managed and

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                operated by the same Person or at the direction of such Person, and (c) interconnected via Links.

2.      LICENSE:

        a) Subject to the terms and conditions of this agreement, Company hereby licenses to MP3 during the Term the non-exclusive, non-sublicensable right:

                i) To reproduce one or a reasonable number of copies of the Company Recordings, solely to the extent necessary to enable the digital audio transmission of the Company Recordings in accordance with the terms and conditions prescribed elsewhere in this Agreement; and

                ii) To make digital audio transmissions of the Company Recordings solely by means of Streaming in accordance with paragraph 12 and the Exhibits hereto, from MP3's servers, to Locker Owners solely as part of MyMP3.

                iii) To use the names and tradenames of Company (as and solely to the extent that same appear on Company Recordings), the titles of Company Albums and Company Masters, the names of any Artists or other Persons rendering services or granting rights to Company with respect to Company Recordings, and any front Company Album cover artwork utilized by Company and its Affiliates in the United States, in connection with Company Recordings solely for informational purposes to identify Company Recordings in Lockers as part of MyMP3, e.g., on Title Lists and on display during Streaming. MP3 shall have the right to use such front album cover art only to the extent that Company can license such rights. Except as provided above, MP3 shall not have the right to use any of said materials, without Company's approval, which it can withhold in its absolute discretion. [***]. MP3 agrees to [***]. The [***] may be chosen by Company [***]

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                        [***]

        b) Company Recordings can be added to or inserted in an individual Locker solely:

                i)      Via MP3's "Instant Listen" system, or

                ii)     Via MP3's "Beam-it" system, or

                iii) By any other system established by MP3 which enables MP3 to affirm with no less than the same level of certainty as via Instant Listen or Beam-It that the Locker Owner has acquired a lawfully produced copy of a Phonograph Record embodying the Company Recordings that such Person desires to add to his or her Title List and which does not require an end-user to transfer Phonograph Recordings to storage devices (e.g. computer servers) maintained by any Person other than such end-user.

                iv) MP3 shall at all times utilize all commercially available technologies, and all technologies proprietary to MP3.com, if any, to minimize the possibility of Persons adding Company Recordings to their Title Lists other than by the methods outlined hereinabove or hereinbelow.

        c) Recordings accessible by Locker Owners via a Locker shall be organized and made available for access through the use of music management tools developed, established and maintained by MP3, which tools shall, inter alia, permit the Locker Owner to access such Recordings from a single locale at any one time. It is understood that a Locker Owner shall have the right to access such Person's Locker from any Internet enabled device or other connection; provided MyMP3 will not enable more than one simultaneous connection to a Locker.

        d) MP3 shall not enable Locker Owners to Download or facilitate the Downloading of Company Recordings. MP3 shall at all times use commercially reasonable measures to: (i) minimize the opportunity for Persons to create or facilitate the creation of Electronic Digital Copies of Streams of Company Recordings, and
                (ii) prevent circumvention of any security features related to MyMP3 adopted by MP3, consistent with industry standards employed for such purposes.

        e) MP3 shall be solely responsible for processing all subscriptions and memberships in and to MyMP3 placed by Locker Owners during the Term. Except as expressly authorized by Company in writing in each instance, Company shall have no responsibilities or obligations of any nature with respect to any end users of MyMP3. In connection with each such

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                subscription and membership, MP3 exclusively will: interact directly with Locker Owners; prepare the necessary order and billing forms; approve and implement all unique passwords; bill, collect and process all payments and cancellations; assume the risk of canceled orders and non-payment; collect and pay all applicable taxes; and handle all customer service. Except as expressly authorized by Company in writing in each instance or agreed in this Agreement, Company shall have no responsibilities or obligations of any nature with respect to any end users of MyMP3, including, for the avoidance of doubt and without limitation, any Locker Owners..

        f) The license granted in this Section 2 is limited to the use of the Company Recordings and the materials described in 2(a)(iii) above solely in the manner set forth in this Agreement. Any and all other rights in connection with the Company Recordings and the materials described in 2(a)(iii) above are specifically reserved by Company. Nothing herein shall be construed as permitting MP3 to otherwise exploit the Company Recordings and the materials described in 2(a)(iii) above, and/or engage in the sale or distribution of any Electronic Digital Copies of any Company Recordings.

        g) Except as expressly provided in this agreement or permitted under applicable law, MP3 may not use the Company Recordings for [***].

        h) Except as expressly provided herein or permitted under applicable law: (a) neither MP3 nor any Person deriving rights from MP3 shall have any right to edit, modify or otherwise alter any of the Company Recordings; and (b) neither MP3 nor any Person deriving rights from MP3 will include the Company Recordings in computer files other than computer files created for use exclusively MyMP3 in accordance with this Agreement.

        i) The license granted hereunder shall only permit MP3 to perform Company Recordings [***].

        j) If there are [***], and for so long as there are [***], MP3 shall not have the right to [***] without Company's prior written approval.

        k)      [***]

*** Confidential Treatment Requested

                [***]


3.      EXCLUSIVITY: The rights granted to MP3 hereunder shall be non-exclusive.

4.      TERM AND TERRITORY:

        a) The territory shall be North America (defined as the U.S., Canada and Mexico) (the "Territory"). MP3 shall be required to use commercially reasonable efforts to ensure that all Locker Owners who add Company Recordings to their Lockers are domiciled within the Territory, including but not limited to the use of [***] and to [***]. All servers storing any Company content and all servers from which Company Recordings are Streamed hereunder shall be located in the Territory. [***]

*** Confidential Treatment Requested

        b) Notwithstanding the foregoing, MP3 shall have the right to permit all existing Locker Owners outside the Territory as of the date hereof (which MP3 represents [***]) to continue to have all of the rights of Locker Owners in the Territory (the "Grandfathered Locker Owners"). MP3 shall not nor shall anyone on its behalf [***], provided that the mere possibility of access to MyMP3 by Persons outside the Territory will not constitute [***] as long as such Persons outside the Territory are not [***].

        c) The term of this license (the "Term") shall commence forthwith and shall continue until the date that is 36 months after the earlier of January 1, 2001 or the date hereafter that MP3 begins Streaming Company Recordings to Locker Owners.

        d) Upon termination of the License for any reason, or upon the termination or expiration of the Term: (a) all rights granted to MP3 herein to include Company Recordings and the materials described in paragraph 2(a)(iii) above (collectively, the "Company Materials") in MyMP3 shall immediately terminate; (b) MP3 shall thereafter have no right to make any use of any Company Materials in connection with MyMP3; (c) MP3 shall immediately cease to use the computer files embodying the Company Materials and any other materials owned or controlled by Company including, for the avoidance of doubt and without limitation, any Company trademarks; (d) MP3 shall immediately remove all Links to Web Sites owned or controlled by Company or its licensees on all Web Pages that are a part of MyMP3; (e) MP3 shall immediately remove all Company Shelves from MyMP3; and (f) MP3 shall promptly furnish Company with a sworn affidavit, in a form satisfactory to Company in its reasonable discretion, confirming that MP3 have returned or destroyed or removed, as the case may be, all copies of the foregoing materials. For the avoidance of doubt, no termination of the License or the termination or expiration of the Term shall affect Company's right to payment of all monies due hereunder.

        e) To the extent MP3 chooses to acquire Phonograph Records of Company Recordings for use on the MP3 Site, it shall acquire new copies of such Phonograph Records through lawful channels. For avoidance of doubt, [***].

5. CONSIDERATION:In consideration of this license, Company shall receive the following:

*** Confidential Treatment Requested

        a)      The greatest of:

                i) [***] of the Adjusted Gross Revenues multiplied by the Fraction; or

                ii)     [***] multiplied by the Fraction; or

                iii) A royalty (the "Royalty") of [***] for each Company Master of which more than 30 consecutive seconds (without regard to delays attributable to congestion caused by network traffic on the Internet, etc.) is Streamed by MP3 via a Locker. No consideration shall be payable to Company for Streams of a Company Master of 30 seconds duration or less. It is agreed that MP3 shall have the right to Stream Company Masters of less than 30 seconds duration solely in connection with MyMP3 and the MP3 Site, e.g., in conjunction with the "Instant Listening" service, without compensation to Company of any kind. If during any accounting period, there are [***], then with respect to any Company Recording Streamed during such accounting period of greater than [***], the [***] rate set forth above shall be increased to [***].

        b) [***] for each additional Company Master embodied on a Phonograph Record which is electronically added to any Locker by means of the "Instant Listen" or "Beam It" services, or any equivalent service authorized hereunder, in excess of those so added prior to the date hereof (the "Per Master Fee"). For clarification, it is understood that a single Company Master may be added to multiple Title Lists, and each separate inclusion of a Company Master into an individual Title List shall generate a separate Per Master Fee.

        c) It is agreed that revenues associated with a Company-owned or controlled Locker(s) shall be excluded in computing MP3's payment obligations under 5(a) and (b) above. The presence of a Company Shelf in a Locker shall not imply Company's control of such Locker.

        d)      MP3 shall provide Company [***].

        e)      MP3 agrees that [***], Company

*** Confidential Treatment Requested
                shall be [***]. If such [***], MP3 shall send such [***]. Company shall have the option of [***]. If Company elects to [***]. For example, if Company [***].

        f) The Company shall have the right to maintain a Company Shelf in all Lockers. On request from the Company, [***], MP3 will [***]. In addition to the foregoing [***], if MP3 allows Persons specifically to [***], MP3 shall [***]. For example, if [***], then Company shall have [***]. Company shall have the right to purchase additional [***] at [***]. Otherwise, MP3 shall provide the Company on a semi-monthly basis with a written report containing aggregate data (the "Aggregate Data") concerning the Recordings that are included in individual Lockers, as well as such other categories of information concerning the Lockers and Locker Owners, on a aggregate basis, as may be available to MP3, such as the age, gender, primary and secondary music genre, zip codes, connection speed and other demographics and MyMP3 usage data, so as to enable the Company better to customize the information to be included on the Company Shelf. Such Aggregate Data shall include, as and to the extent reasonably requested by Company, [***]

*** Confidential Treatment Requested

                [***]. Company shall have the right to request [***] so long as MP3 can [***]. In addition to the foregoing, to the extent that MP3 reasonably is able to do so, MP3 shall provide Company with [***]. The [***]. The costs of [***]. Notwithstanding anything to the contrary contained herein, MP3 shall provide Company with monthly (unless a different reporting period is specified) electronic and/or printed reports detailing the following data (plus such additional data as MP3 may collect and the parties agree is appropriate to provide without additional charge to Company):

                i)      Beaming Reporting

                        a)      [***]

                        b)      [***]

                        c)      [***]

                        d)      [***]

                        e)      [***].

                        f)      [***].

                        g)      [***].

                        h)      [***]

                        i)      [***]

*** Confidential Treatment Requested

                ii)     Instant Listening Reporting

                        a)      [***]

                        b)      [***]

                        c)      [***]

                        d)      [***]

                        e)      [***]

                iii)    Listen Reporting

                        a)      [***]

                        b)      [***]

                        c)      [***]

                        d)      [***]

                        e)      [***]

                        f)      [***]

                        g)      [***]

                        h)      [***]

                iv)     Company Shelf

                        a)      [***]

                        b)      [***]

                        c)      [***]

*** Confidential Treatment Requested

                v)      Miscellaneous

                        a)      [***]

                        b)      [***]

                        c)      [***]

                        d)      [***]

        g) As soon as practicable after the date hereof, MP3 shall make available to the Company [***], including, without limitation, [***]. It is understood that MP3 shall not provide [***]. The Company acknowledges that [***] is confidential and is proprietary to MP3. Notwithstanding the foregoing, MP3 acknowledges that information contained on a Company Shelf is confidential and proprietary to the Company. Also, MP3 acknowledges that the Company Shelf may include solicitations for the Locker Owner directly to contact the Company. Any information collected by Universal after referral to Company from the Company Shelf shall be exclusively owned and may be exclusively used or otherwise exploited by Company, as between the parties hereto.

*** Confidential Treatment Requested

        h) At Company's option, Company shall be able to purchase additional marketing rights, data, or advertising at [***].

        i) MP3 shall provide Company with access to [***] when such services are available on the MP3 Site. Company shall have the right to purchase additional [***]at [***].

        j) The Company agrees that in respect of each purchase which is paid for and not returned (other than for credit) or reversed of Company Recordings or other products directly from the Company or its Affiliates through the Company Shelf [***], the Company shall pay to MP3 a fee (the "Commission") equal to [***] of the monies actually received by the Company from a Locker Owner for such Company Recording or other product net of costs of goods sold (including participations in revenues), shipping and handling and sales taxes. The Commission shall be accounted, paid and subject to audit on the same basis as is the compensation payable to Company hereunder.

6.      ACCOUNTINGS:

        a) MP3 will compute the sums due Company under paragraphs 5(a), 5(b) and 5(d) as of each March 31, June 30, September 30 and December 31 after the date hereof. Within sixty-(60) days after each calendar quarterly period, MP3 will send Company a statement covering sums due hereunder and shall concurrently pay Company all sums shown due thereunder.

        b)      MP3 will maintain (for at least 5 years after the end of the
                Term) books and records with respect to sums payable to Company hereunder. Company may, at its own expense no more than once per calendar year, examine and copy those books and records, as provided in this paragraph. Company may make such an examination for a particular statement within three and one-half (3-1/2) years after the date when MP3 sends Company the statement concerned. Company shall only have the right to institute suit with respect to a particular statement within three years after the close of the Term hereof. As an alternative, Company shall have the right to conduct a single audit of MP3, otherwise as set forth herein, at any time within eighteen (18) months after the end of the Term. Company may make those examinations only during MP3's usual business hours, and at the place where it keeps the books and

*** Confidential Treatment Requested
                records. Such books and records shall be kept at the MP3 office in San Diego, California, unless otherwise notified. Company will be required to notify MP3 at least ten (10) days before the date of planned examination. In the event that an audit proves (as a result of a mutually approved settlement or a binding judgment) an underpayment to Company of greater than [***] of sums properly due for the audited period, MP3 shall reimburse Company for its reasonable audit costs.

        c) The statements referred to paragraph 7(a) above shall provide Company information, sorted by both artist and title, [***]. MP3 will work in good faith with Company to develop formats for MP3's accounting statements, including computer-sensible formats, which will assist Company in accounting to Artists with respect to the exploitation by MP3 of Company Recordings and incorporating the information directly into Company's accounting systems.

        d) If Company does not receive any accounting statement and payment as and when required hereunder, then with respect to the next accounting period(s) for which MP3 fails to render an accounting statement, MP3 shall submit License Fee payments that are [***]. If the amount paid pursuant to this subparagraph is more than the amount actually due, the overpayment shall be credited against future license fees due to Company under this agreement.

7.      WARRANTIES; AUTHORITY TO CONTRACT:

        a)      MP3 warrants and represents that:

                i) MP3 has the right and power to enter into and fully perform this license agreement and to make the commitments MP3 makes herein, and has obtained or will obtain all necessary licenses, permissions and consents.

                ii) Company shall not be subject to any Mechanical Royalties or any royalties in respect of the reproduction or public performance of any Compositions or other literary, dramatic or other works (other than underlying sound recording rights in the Company Recording itself) embodied in the Company Recordings.

*** Confidential Treatment Requested

                iii) MP3 is fully qualified to render the services described herein and to maintain and operate the MP3 Site as described herein. MP3 shall operate the Service to the best of MP3's abilities in accordance with the technical specifications attached hereto as Exhibit A.

                iv) MP3 owns, and will own at all times during the Term, all right, title and interest in and to the MP3 Site and the Service and all materials embodied, reproduced or otherwise contained therein (other than the rights and materials licensed by Company hereunder), and all copyrights and other rights therein, throughout the Territory, free and clear of any and all claims or encumbrances whatsoever. The MP3 Site and the Service, and the operation and use thereof for the purposes described herein, shall not, and at no time shall during the Term, violate any law (including, without limitation, any federal law or regulation) or infringe upon or violate the rights of any Person, including, without limitation, any trademarks, names, logos, copyrights, materials or other content MP3 creates, licenses, uses, publishes, performs, reproduces, distributes or displays (other than the Recordings or other materials licensed or furnished to MP3 by Company hereunder).

                v) MP3 have obtained from all necessary third parties all licenses and other rights necessary or advisable in order to create and operate the Service.

                vi) MP3 is a corporation duly organized and in good standing under the laws of Delaware.

                vii) MyMP3 will not display any advertising or promotional material within a Locker that contains Company Recordings which material is pornographic in Company's good faith determination, nor shall there appear within such Locker a Link to a Web Site the principal focus of which is pornography. The foregoing shall in no way restrict the type of Recordings or related information that can be included on Title Lists in any Lockers.

                viii) MP3 shall not mislead, misrepresent or make any fraudulent representations through or in connection with the Services.

                ix) MP3 shall not enter into any agreement whatsoever on behalf of Company, or make any representations or warranties on behalf of Company, or represent to any Person that MP3 have the power, whether express or implied, to bind Company in any way or enter into contracts on Company's behalf.

                x) MP3 shall not make any use of any Company Recordings or any other materials owned or controlled by Company or its Licensees, or authorize any third party to make any use of any Company Recordings or any other materials owned or controlled by Company or its Licensees, except as specifically permitted pursuant to the terms of this or another written agreement.

                xi) MP3 shall comply with all applicable laws, rules, regulations and privacy policies.

                xii) MP3 shall not cut, edit, change, alter, add to, delete from or revise any Company Recordings in whole or in part, directly or indirectly. Without limiting the generality of the foregoing, MP3 shall not alter or delete any title, credit or copyright notice, any trademarks or service marks, or the featured and non-featured talent, writing, producing, or other credits required by Company to be used or displayed in conjunction with the Licensed Recording concerned as directed by Company. The use of compression technologies solely to the extent necessary to serve the Company Recordings as permitted in this Agreement as herein contemplated will not be deemed a violation of any of the foregoing restrictions.

        b)      Company represents and warrants:

                i) that it has the full legal right, power and all authority and approval required to enter into, execute and deliver this Agreement;

                ii) that it has the full legal right, power and all authority and approval to grant the rights and licenses herein granted and fully to perform its obligations hereunder;

                iii) that no third party consent is required to grant to MP3 the rights and licenses herein granted;

                iv) that Company will be responsible for payment of any Record Revenue Participations; and

                v) that this Agreement has been duly authorized, executed and delivered by such party and constitutes the valid and binding obligation of Company enforceable in accordance with its terms.

        c) Either Party may terminate the Term of this Agreement upon a material breach of any of the material agreements made by the other Party hereto, which breach is not cured within thirty (30) days from date of detailed written notice by the non-breaching Party of any such breach, including a breach of the following:

                i)      MP3 breaches paragraph 2(j) above;

                ii) MP3 fails to make timely payments in accordance with paragraph 6 for more than three (3) accounting periods in any one (1) year period; or

                iii) MP3's dissolution or the liquidation of MP3's assets, or the filing of a petition for liquidation under Title 7 or Title 11 of the United States Code as now or hereafter in effect, or in the event of the appointment of a receiver or a trustee for substantially all of MP3's property.

8.      INDEMNITY:

        a) MP3 shall at all times indemnify and hold harmless Company and its Affiliates from and against any and all claims, losses, damages, liabilities, costs and expenses, including, without limitation, legal expenses and reasonable counsel fees arising out of any breach or alleged breach by MP3 or any MP3 Affiliate of any of warranty, representation, covenant or obligation by MP3 or any MP3 Affiliate hereunder (individual and collectively, "MP3 Claims"). In the event of any MP3 Claim: (i) Company shall notify MP3 of the MP3 Claim concerned promptly following the date that Company or any Company Affiliate becomes aware of it;
                (ii) MP3 shall defend against the MP3 Claim concerned (at MP3's own expense) through legal counsel selected by MP3 with Company's consent, which consent Company shall not unreasonably withhold; and (iii) each Party shall reasonably cooperate with the other in the defense of the MP3 Claim concerned. MP3 shall be solely responsible for the amount of any settlement approved by MP3 or judgment for such MP3 Claim and all legal expenses and counsel fees incurred by MP3 in connection therewith, subject to section 8(b) below.

        b) In the event that MP3 or any MP3 Affiliate is failing for any reason to defend against the MP3 Claim concerned, Company shall have the right to assume the defense and settlement of the MP3 Claim concerned through legal counsel selected by Company, but MP3 shall be solely responsible at all times for the amount of any settlement or judgment for such MP3 Claim, as well as all reasonable legal expenses and reasonable counsel fees incurred by Company in connection therewith. Any settlement of an MP3 Claim shall be subject to MP3's consent, which consent MP3 shall not unreasonably withhold. Notwithstanding the foregoing, in the event that MP3 defends against the MP3 Claim concerned (at MP3's own expense) through legal counsel selected by MP3 in accordance with and subject to clause (ii) of section 8(a) above, Company shall have the right at all times to actively participate in the defense thereof, and to employ legal counsel selected by Company at Company's own expense [separate from the counsel employed by MP3], it being understood that MP3 shall have the right at all times, in MP3's sole discretion, to maintain control of the conduct of the defense.

        c) Company shall at all times indemnify and hold harmless MP3 and its Affiliates from and against any and all claims, losses, damages, liabilities, costs and expenses, including, without limitation, legal expenses and reasonable counsel fees arising out of any breach or alleged breach by Company of any warranty, representation, covenant or obligation by Company hereunder (individually and collectively, "Company Claims"). In the event of any Company Claim: (i) MP3 shall notify Company of the Company Claim concerned promptly following the date that MP3 becomes aware of it; (ii) Company shall defend against the Company Claim concerned (at Company's own expense) through legal counsel selected by Company with MP3's consent, which consent MP3 shall not unreasonably withhold; and (iii) each Party shall reasonably cooperate with the other in the defense of the Company Claim concerned. Company shall be solely responsible for the amount of any settlement or judgment for such Company Claim and all legal expenses and counsel fees incurred by Company in connection therewith, subject to section 8(d) below.

        d) In the event that Company or any Company Affiliate is failing for any reason to defend against the Company Claim concerned, MP3 shall have the right to assume the defense and settlement of the Company Claim concerned through legal counsel selected by MP3, but Company shall be solely responsible at all times for the amount of any settlement or judgment for such Company Claim, as well as all reasonable legal expenses and reasonable counsel fees incurred by MP3 in connection therewith. Any settlement of a Company Claim shall be subject to Company's consent, which consent Company shall not unreasonably withhold. Notwithstanding the foregoing, in the event that Company defends against the Company Claim concerned (at Company's own expense) through legal counsel selected by Company in accordance with and subject to clause (ii) of section 8(c) above, MP3 shall have the right at all times to actively participate in the defense thereof, and to employ legal counsel selected by MP3 at MP3's own expense [separate from the counsel employed by Company], it being understood that Company shall have the right at all times, in Company's sole discretion, to maintain control of the conduct of the defense.

9. INJUNCTIVE RELIEF: MP3 acknowledges that the rights licensed by Company hereunder have a special, unique and extraordinary character which gives them a peculiar value, and that, in the event of a material breach of any material term, condition, representation, warranty, covenant or agreement contained in this agreement, Universal may be caused irreparable injury, which cannot be adequately compensated in monetary damages. Accordingly, in the event of any such breach, actual or threatened, Company shall have, in addition to any other legal remedies, the right to seek injunctive or other equitable relief. (The preceding sentence shall not be construed to preclude MP3 from opposing any application for such relief based upon contest of other facts alleged by Company in support of the application.).

10. NOTICES: All notices to be given hereunder shall be in writing and shall be sent by courier or other personal delivery or by registered or certified mail to the applicable address set forth on page 1 hereof or at such other address as shall be designated in writing from time to time by the party receiving notice. Company shall send a copy of each such notice to MP3 to Ziffren, Brittenham, Branca & Fischer, LLP., 1801 Century Park West, Los Angeles, California 90067, Attn: Gary Stiffelman, Esq. MP3 shall send a copy of each notice to Company to its Executive Vice President of Business and Legal Affairs. Except as otherwise provided herein, such notices shall be deemed given when personally delivered or mailed, except that notices of change of address shall be effective only after the actual receipt thereof.

11.     MISCELLANEOUS:

        a) This Agreement sets forth the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance.

        b) Company may assign its rights under this agreement in whole or in part to any subsidiary, affiliated or controlling corporation, to any Person owning or acquiring a substantial portion of the stock or assets of Company, or to any partnership or other venture in which Company participates, and such rights may be similarly assigned by any assignee. No such assignment shall relieve Company of any of its obligations hereunder. Company may also assign its rights to any of its Licensees if advisable in Company's sole discretion to implement the license granted. MP3 shall not have the right to assign this agreement or any of its rights hereunder other than to a Person owning or acquiring a substantial portion of its stock or assets without Company's prior written consent; provided no such assignment shall relieve MP3 of any of its obligations hereunder. Any purported assignment by MP3 in violation of this paragraph shall be void.

        c) This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State. The California courts (State and Federal), only, will have jurisdiction of any controversies regarding this agreement; any action or other proceeding which involves such a controversy will be brought in those courts and not elsewhere. Except as is specifically provided herein, nothing in this Agreement is intended to confer on any person not a party hereto any rights or remedies under this Agreement.

        d) Neither party shall be deemed to be in breach of any of its obligations hereunder unless and until the other party shall have given specific written notice describing in reasonable detail the breach and the allegedly breaching party shall have failed to cure that breach within a reasonable time after its receipt of that written notice.

        e) This agreement may not be modified except by an instrument in writing executed by each party hereto. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof.

        f) MP3 acknowledges that Company shall have the right to license or establish businesses similar to MyMP3.

        g) In entering into this agreement, and in providing services pursuant hereto, MP3 and Company have and shall have the status of independent contractors and nothing herein contained shall contemplate or constitute MP3 or Company as each other's agents or employees.

        h) A waiver by either party of any provision of this agreement in any instance shall not be deemed to waive it for the future.

        i) All remedies, rights, undertakings, and obligations contained in this agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking or obligation of either party. No exercise of any of a Party's options or remedies under this Agreement will limit a Party's right to recover damages by reason of any default by the other Party, a Party's right to exercise any of its other options or remedies under this Agreement, or any of any Party's other rights or remedies. The captions of the Articles in this agreement are included for convenience only and will not affect the interpretation of any provision.

        j) MP3 will bear and pay any and all taxes, duties and customs of any kind, however designated, levied or based in any way anywhere in the Territory upon the performance of this agreement or the sale or resale of any products or services by MP3 and its Affiliates, including, for the avoidance of doubt and without limitation, all sales, use, excise, purchase, value added or similar taxes but excluding income or similar taxes on sums payable to Company, which income or similar taxes, for the avoidance of doubt, Company shall bear. If any claim is made against Company for such taxes, MP3 will promptly remit to Company such sums together with any penalties and interest assessed immediately, unconditionally and without offset.

12.     SECURITY:

        a) Reference is made to Exhibit A hereof, which is incorporated herein by this reference. MP3 represents that the security systems outlined in Exhibit A are presently in place with respect to MyMP3 and that such systems, or systems more protective or effective, as the case may be, shall remain in place throughout the Term hereof as applicable to Company Recordings. Promptly after becoming aware that any Person has circumvented any security systems implemented in MyMP3 as described herein or in Exhibits A and B hereto (a "Security Breach") and continues to engage in such Security Breach, either directly or indirectly, or immediately after Company has advised MP3 that Persons are engaged in a Security Breach, either directly or indirectly: (i) MP3 shall notify such Person and undertake an investigation with respect to such activity, (ii) MP3 shall warn such Person that if the practice in question continues, MP3 may cancel such Person's Locker or deny access to Company Recordings thereunder, and (iii) MP3 shall take reasonable steps to monitor such Person's activity so as to take such further measures as may be appropriate to protect the Company Recordings from illicit usages. If such activity nonetheless continues, MP3 shall take reasonable steps designed to ensure that such Person can no longer access Company Recordings via MyMP3. MP3 at all times actively shall monitor MyMP3 to detect any potential flaws in the security systems implemented in MyMP3 as described herein or in Exhibits A and B hereto ("Security Flaws"). If a Person disseminates on a Web Site, directly or indirectly, any method pursuant to which a Security Flaw may be exploited in a manner so as to permit uncontrolled access to Company Recordings, the adding of Company Recordings to Lockers other than as provided herein or the creation of Electronic Digital Copies of Company Recordings in contravention of MP3's Security Systems and/or the policies and standards in effect for MyMP3, Company shall have the right to require that MP3 suspend and toll the Term hereof until such time as such Security Flaw can substantially be repaired. No suspension or tolling shall apply for a Security Flaw which is [***]. In the event that a suspension and tolling continues for more than a year, and the cause thereof solely affects MP3, Company shall have the right to terminate the tolling of the Term by written notice to MP3. In the event that a suspension and tolling continues for more than two years, and the cause thereof affects MP3 and all companies offering digital locker services similar to MyMP3, Company shall have the right to terminate the tolling of the Term by written notice to MP3. A termination of tolling shall not of itself result in the termination of suspension.

        b)      Commencing [***], MP3 shall, [***]

*** Confidential Treatment Requested
                only Stream Company Recordings [***]. Commencing on [***], MP3 shall only Stream Company Recordings [***]. MP3 shall not increase the bit-rate at which Company Recordings are encoded from the rate at which Recordings presently are encoded generally by MP3 (i.e., a encoding "bit rate" of 128Kbs).

        c) Notwithstanding anything contained herein, MP3 shall provide security measures with respect to Company Recordings which are no less protective than those made available by MP3 to any other Record Label's Recordings.

        d) If there are [***], and for so long as there are [***], the following shall apply:

                i) Commencing with the second complete accounting period of the Term hereof, and at the close of each quarterly accounting period of the Term thereafter, MP3 shall require [***]. The Company Albums that [***]. MP3 shall have the right to defer [***] for one (1) quarterly accounting period, it being understood that with respect to the period deferred, the [***]. For example, if one accounting period is deferred, then as of the close of the next accounting period, the [***]. In no event may such a deferment be used to extend the time between [***].

*** Confidential Treatment Requested

                ii) It is understood that no additional Per Master Fee shall be payable in respect of [***]. It also is understood that in addition to the [***] specified in paragraph 12(d)(i) above, no [***] more than one time during any one year period of the Term, nor [***] after same was first added to a Locker.

                iii) Locker Owners will be [***] after the close of the applicable quarterly accounting period. Commencing on the eighth day after a Locker Owner [***]. Commencing with such eighth day, the Locker Owner [***]. If the Locker Owner [***].

                iv) The parties agree to continue to discuss alternative methods to minimize the opportunity for Locker Owners to add Company Recordings to their Lockers from Phonograph Records that they do not personally own, including methods which minimize the inconvenience to the end user; provided, neither party shall be obliged to adopt any methods not specifically set forth in this agreement.

13.     CONFIDENTIALITY; PRESS RELEASE:

        a) Company, MP3 and each of their respective Affiliates agree that they shall, and they shall instruct in writing their respective attorneys, accountants and other professional advisors (collectively, "Advisors") to, hold in confidence and not communicate, transmit, publish, disseminate or otherwise disclose any of the terms and conditions of this Agreement or any fact, matter, event or surrounding circumstance leading to or relating to the negotiation thereof to which such Party was privy or of which they were otherwise made aware (e.g., by being copied on correspondence or by being advised of such fact, matter, event or circumstance by another party to the negotiation) (collectively, "Confidential Information"); provided, however, that nothing in

*** Confidential Treatment Requested
                this paragraph 13 shall prohibit disclosure of such Confidential
                Information: (a) by Company, MP3 or any Affiliate to its respective financial officers, management, bankers or others as may be reasonably necessary in the operation of its respective business or by Company to any of its Affiliates; (b) by Company, MP3 or any Affiliate to its respective Advisors to the extent that such disclosure is in the opinion of such Advisors required to enable such Advisors fully to represent the Person concerned (or by any of Company's Affiliates or licensees to their respective attorneys, accountants and other professional advisors); (c) in connection with any legal or governmental proceeding; or (d) to any judicial, governmental or regulatory body. Notwithstanding the foregoing, in the event that either Party seeks or is required to disclose Confidential Information as a result of the circumstances described in clauses (c) or (d) of the preceding sentence, the Party seeking to disclose Confidential Information shall use reasonable efforts to promptly notify the other Party of such potential disclosure so that such other Party may seek an appropriate protective order to prevent the disclosure of such Confidential Information. MP3 also shall have the right to [***].

        b) Company, MP3 and each of MP3's Affiliates agree that the disclosure of the existence of this agreement or any of the transactions contemplated in this Agreement, including, without limitation, any Confidential Information, in the context of any formal public communication to a third party of any kind, including, for the avoidance of doubt and without limitation, in the context of a formal press announcement or press conference, shall be subject to MP3's and Company's mutual approval. Attached hereto as Exhibit C to this Agreement is a formal press announcement which is deemed mutually approved by both MP3 and Universal (the "Agreed Statement").

*** Confidential Treatment Requested

14.     Music Publishing:

Reference is made to all musical compositions owned or controlled by Company's music publishing Affiliates, including without limitation, [***] (the "Compositions"). Company agrees to cause its music publishing Affiliates to grant to MP3 a general release on the following terms covering MP3's use prior to the date hereof of the Compositions (including the reproduction, performance and other exploitation thereof) for or in connection with the MyMP3.com service.

a) Company shall cause its music publishing Affiliates, on behalf of themselves and their heirs, agents, employees, representatives, partners, owners, related entities, officers, parents, shareholders, directors, subsidiaries, affiliates, attorneys, transferees, predecessors, successors, and assigns to irrevocably release, acquit and forever discharge MP3 and each of its respective heirs, agents, employees, representatives, partners, owners, related entities, officers, parents, shareholders, directors, subsidiaries, divisions, affiliates, investors, family members, attorneys, transferees, predecessors, successors, and assigns, jointly and severally (the "MP3 Releasees"), of and from any and all debts, suits, claims, actions, causes of action, controversies, demands, rights, damages, losses, expenses, costs, attorneys' fees, compensation, liabilities and obligations whatsoever, suspected or unsuspected, known or unknown, foreseen or unforeseen, arising at any time up to and including the date of this Settlement Agreement, which Company may now have or at any time heretofore may have had, or which at any time hereafter may have or claim to have against the MP3 Releasees, relating to, arising from, or concerning the use prior to the date hereof of the Compositions (hereinafter the "Company Released Claims").

b) Company shall cause its music publishing Affiliates to agree that, with respect to the Company Released Claims, all rights under California Civil Code
Section 1542 (and any other law of similar effect), are hereby expressly waived by Company, and each of them, notwithstanding any provision to the contrary.
Section 1542 provides as follows:

                "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the Release, which if known by him must have materially affected his settlement with the debtor."

Company shall cause its music publishing Affiliates and their representatives, heirs and assigns expressly to waive and release any right or benefit which they have or may have under Section 1542 of the Civil Code of the State of California, to the fullest extent that they may waive all such rights and benefits pertaining to the matters released herein. It is the intention of the Parties, and each of them, through this Agreement, and with the advice of counsel, to fully, finally and forever settle and release all such matters, and all claims relative thereto, in furtherance of such intention.

Notwithstanding anything to the contrary contained herein, but subject to Paragraph 14 c) below, with respect to all compositions owned or controlled by [***] MP3 agrees that at Company's election,

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                                       35

MP3 will [***].

c) Company agrees that [***]. Provided that [***], Company agrees it will [***]. If [***], Company's music publishing Affiliates and [***].



                                            By: /s/ Robin Richards
                                               ---------------------------------

AGREED AND ACCEPTED:

UMG Recordings, Inc.


By: /s/ Signature Illegible
   -------------------------------------------

*** Confidential Treatment Requested

                                    Exhibit A
                                     My.MP3

                                      [***]


*** Confidential Treatment Requested

                                    Exhibit B
                   Streaming Security Functional Requirements

                                      [***]


*** Confidential Treatment Requested

                                   Exhibit C
                             Form of Press Release





Contact:                                          Contact:
MP3.com                                           Universal Music Group
Greg Wilfahrt                                     Bob Bernstein
Director, Public Relations                        310-865-0589
858-623-7280
Email: pr@mp3.com


================================================================================
           COURT AWARDS JUDGMENT TO UNIVERSAL MUSIC GROUP IN COPYRIGHT
                         INFRINGEMENT SUIT WITH MP3.COM
       Universal Music Group Grants MP3.com License for My.MP3.com Service
================================================================================

SAN DIEGO AND NEW YORK -- NOV. 14, 2000 -- U.S. District Judge Jed Rakoff today awarded $53.4 million in statutory damages and attorneys fees to the Universal Music Group (UMG) in its copyright infringement suit against MP3.com, Inc. (Nasdaq: MPPP). Last January, UMG and others filed the lawsuit challenging MP3.com's copying of thousands of copyrighted CDs onto its file servers to create its My.MP3.com "locker" service. MP3.com does not intend to appeal from the judgment.

Concurrently, it was announced that UMG has granted MP3.com a non-exclusive, North American license for the use of UMG-controlled recordings on the My.MP3.com system, including the "Beam-it(TM)" and "Instant Listening(TM)" software services.

"Universal Music pursued this case to send a strong message that copyrights will be protected and that copyright owners and artists need to be properly compensated for use of their work," said Zach Horowitz, President and Chief Operating Officer, UMG. "Although we believe our proof at trial would have led to a greater damage award, we are satisfied with the award. It was never our intent to put MP3.com out of business with a judgment so large that it would threaten their viability as a company. We support the development of legitimate music businesses on the Internet."

Michael Robertson, Chairman and Chief Executive Officer of MP3.com stated: "We are glad that this case is now behind us and that we will be able to include UMG's music as part of our My.MP3.com service. We look forward to returning our entire focus to capitalizing on the tremendous opportunity in the digital delivery of music and letting consumers listen to CDs which they own in the digital age. As we move ahead, this provides clear evidence that the needs of rights holders and music fans can be accommodated in the digital music space. The marketplace that has served artists and consumers for so long will continue to thrive in the era of the Internet."

About MP3.com

MP3.com, Inc. has created what it believes is a unique and robust technology infrastructure for the storage, management, promotion and delivery of digital music. As the Internet's premier Music Service Provider (MSP), the company is dedicated to providing consumers with anytime, anywhere access to their music using any web-enabled device. The company's web site hosts what MP3.com believes is the largest collection of digital music available on the Internet, with more than 698,000 songs and audio files posted from over 109,000 digital artists and record labels. Dedicated to growing the digital music space, the company's products and services include on-demand Subscription Music Channels, an innovative Retail Music Program, a Syndicated Radio Division and others. Additionally, through the company's MSP initiative, MP3.com is partnering with a variety of forward-looking technology companies to expand its digital music strategy. MP3.com's common stock is traded on the Nasdaq National Market under the ticker symbol MPPP. The company is based in San Diego, California. For more information on MP3.com, visit www.mp3.com.


About Universal Music Group


Universal Music Group is the world's leading music company with wholly-owned record operations or licensees in 63 countries around the world. Its businesses also include Universal Music Publishing Group, one of the industry's largest global music publishing operations.


Universal Music Group consists of record labels A&M Records, Decca Record Company, Deutsche Grammophon, Geffen Records, Interscope Records, Island Def Jam Music Group, Jimmy and Doug's Farmclub.com, MCA Nashville, MCA Records, Mercury Records, Motown Records, Philips, Polydor, Universal Records, and Verve Music Group as well as a multitude of record labels owned or distributed by its record company subsidiaries around the world. The Universal Music Group owns the most extensive catalog of music in the industry, which is marketed through two distinct divisions, Universal Music Enterprises (in the U.S.) and UM3 (outside the U.S.). Universal Music Group is a unit of The Seagram Company Ltd., a global entertainment and spirits and wine company.


Statements in this press release that are not strictly historical are forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include references to activities expected to occur in connection with MP3.com's license arrangement with Universal Music Group. These statements involve a high degree of risk and uncertainty, are only predictions, and actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include risks related to: implementation of MP3.com's license arrangement with Universal Music Group; MP3.com's current litigation proceedings, including without limitation the inability to reach settlement with all parties to such litigation proceedings; MP3.com's new and uncertain business model; acceptance of MP3.com's products and services; MP3.com's limited operating history, and MP3.com's rapid growth, as well as other risks detailed from time-to-time in MP3.com's reports to the Securities and Exchange Commission, including its report on Form 10-K for the year ended December 31, 1999 and its most recent reports on Form 10-Q.